UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 7, 2006 (December 5, 2006)

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its

Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 5, 2006, Barnes & Noble, Inc. (the “Company”), certain of its subsidiaries, the lenders (the “Lenders”) under the Company’s Credit Agreement, as amended, dated as of June 17, 2005 (the “Credit Agreement”), Bank of America, N.A., as administrative agent for the Lenders (the “Administrative Agent”), and each of the guarantors named therein, entered into a waiver to the Credit Agreement (the “Waiver Agreement”). Defined terms used below have the meaning set forth in the Credit Agreement unless otherwise indicated.

Pursuant to the Waiver Agreement: (1) the due date for the Company to provide the Lenders and the Administrative Agent with the required Responsible Officer’s certification of the Company’s unaudited consolidated financial statements for the fiscal quarter ended October 28, 2006 has been extended until the earliest of (i) the date that is 15 days after the date (without giving effect to any extension thereof) upon which the Company is required to file with the Securities and Exchange Commission its annual report on Form 10-K for its fiscal year ending February 3, 2007 (the “10-K Certification Date”), (ii) any announcement by the Company that it will not file its annual report on Form 10-K for its fiscal year ending February 3, 2007 on or by the 10-K Certification Date, (iii) any breach by the Company of any undertaking on its part contained in the Waiver Agreement, and (iv) the occurrence of any other Event of Default (the earliest such date being the “Waiver Termination Date”); and (2) potential adjustments to previously delivered Company financial statements arising solely from the Options Inquiry (as defined in the Waiver Agreement) will not affect the Company’s ability to obtain Credit Extensions between the date of the Waiver Agreement and the Waiver Termination Date.

The foregoing summary is qualified in its entirety by reference to the attached Waiver Agreement. A copy of the Waiver Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits
10.1

Waiver Agreement, dated as of December 5, 2006, by and among Barnes & Noble, Inc., certain of its Subsidiaries, Bank of America, N.A., as Administrative Agent, the Lenders named in the Credit Agreement, and each of the Guarantors named in the Credit Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

	By:	/s/ Joseph J. Lombardi
		Name:	Joseph J. Lombardi
		Title:	Chief Financial Officer

Date: December 7, 2006

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Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

10.1

Waiver Agreement, dated as of December 5, 2006, by and among Barnes & Noble, Inc., certain of its Subsidiaries, Bank of America, N.A., as Administrative Agent, the Lenders named in the Credit Agreement, and each of the Guarantors named in the Credit Agreement.

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